SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: May 15, 2007 (Date of earliest event reported)
Commission File No.: 0-25969
RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	52-1166660
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
5900 Princess Garden Parkway,
7th Floor
Lanham, Maryland 20706
(Address of principal executive offices)
(301) 306-1111
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement
     On May 10, 2007, Radio One, Inc. (the “Company”) filed a Form 12b-25 with the Securities and Exchange Commission stating that it would not be able to file its quarterly report on Form 10-Q for the quarter ended March 31, 2007, within the prescribed time period because it has not completed the restatement of its financial statements relating to its historical stock option grant practices.
     Section 5.01(b) of the Company’s Credit Agreement dated June 13, 2005, by and among Radio One Inc. and the several lenders named in the Credit Agreement (the “Lenders”) requires that the Company deliver its financial statements for the quarter ended March 31, 2007 no later than May 15, 2007. On May 14, 2007, the Company entered into a Waiver and Consent to Credit Agreement with the Lenders (the “Consent”) extending to May 31, 2007 the due date for the delivery of both the financial statements for the quarter ended March 31, 2007, and the audited consolidated financial statements for the fiscal year ended December 31, 2006.
     The foregoing description of the Consent is qualified in its entirety by reference to the provisions of the Consent attached as Exhibit 4.1 to this Current Report on Form 8-K, which is hereby incorporated by reference into this Item 1.01.

ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On May 15, 2007, the Company received an additional Staff Determination Notice from the staff of The Nasdaq Stock Market, pursuant to Nasdaq Marketplace Rule 4310(c)(14), due to the delay in filing its quarterly report on Form 10-Q for the quarter ended March 31, 2007. The Company issued a press release on May 18, 2007, announcing its receipt of this additional Nasdaq Staff Determination notice. A copy of the press release is attached hereto as Exhibit 99.1.
     As previously announced, the Company received a Staff Determination Notice from The Nasdaq Stock Market on March 19, 2007, when it did not file the Annual Report on Form 10-K for the fiscal year ended December 31, 2006 by the due date for the report, stating that the Company was not in compliance with Nasdaq Marketplace Rule 4310(c)(14). The Company requested a hearing before a Nasdaq Listing Qualifications Panel (the “Panel”) to review the determination. This request was granted, and, at a hearing held on May 3, 2007, the Company requested an extension of time to file its Form 10-K and subsequent Form 10-Q. The Panel’s decision is pending. The Company’s stock will continue to be listed on the Nasdaq Global Market until the Panel issues its final written determination and during any extension that is allowed by the Panel.

ITEM 9.01.	Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description

4.1	Consent to Credit Agreement, dated May 14, 2007, by and among Radio One, Inc., the several Lenders listed on the signature pages thereof, and Wachovia Bank, National Association, as Administrative Agent.

99.1	Press release dated May 18, 2007: Radio One, Inc. Receives Nasdaq Notice regarding Delayed Filing of Form 10-Q.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
May 18, 2007	/s/ Scott R. Royster
Scott R. Royster
Executive Vice President and Chief Financial Officer